Exhibit 23.01


                               Consent of KPMG LLP


The Board of Directors
Telesource International, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in this prospectus.



                                                                   /s/ KPMG LLP

Chicago, Illinois
July 29, 2001